UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 17, 2008, Allscripts Healthcare Solutions, Inc. (“Allscripts”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Misys plc (“Misys”), Misys Healthcare Systems, LLC (“MHS”), and Patriot Merger Company, LLC (“Patriot”). On October 10, 2008, Allscripts completed the transactions contemplated by the Merger Agreement (the “Transactions”), which included the merger of Patriot with and into MHS (the “Merger”), with MHS surviving as a wholly-owned subsidiary of Allscripts, and the purchase by Misys, through one of its subsidiaries, of shares of Allscripts’ common stock for $330,000,000 in cash (the “Share Purchase”). At the closing of the Merger, Allscripts changed its name to Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts-Misys”).

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Current Report on Form 8-K (the “Original 8-K”) as filed by Allscripts-Misys with the Securities and Exchange Commission (“SEC”) on October 17, 2008, the Merger on October 10, 2008 was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, MHS, became the historical financial statements of Allscripts-Misys. PricewaterhouseCoopers LLP was the independent auditors that audited MHS’ financial statements for the fiscal years ended May 31, 2008, 2007 and 2006. Allscripts-Misys continued the retention of Grant Thornton LLP as its independent registered public accounting firm following the Merger for the purpose of Grant Thornton LLP completing its review of Allscripts-Misys’ Form 10-Q for the quarterly period ended September 30, 2008, which contained only the financial results of Allscripts Healthcare Solutions, Inc. since the quarterly period ended prior to the completion of the reverse acquisition. Immediately after the filing of Allscripts-Misys’ Form 10-Q, on November 10, 2008, for the quarterly period ended September 30, 2008, the audit committee of Allscripts-Misys dismissed Grant Thornton LLP as its independent registered public accounting firm.

(a) Grant Thornton LLP was the independent registered public accounting firm that audited Allscripts’ financial statements for the fiscal years ended December 31, 2007, 2006 and 2005. The audit committee had engaged Grant Thornton LLP to be the independent registered public accounting firm for Allscripts for the year ending December 31, 2008. In connection with the closing of the Transactions, on October 17, 2008, the audit committee of Allscripts-Misys chose to (i) retain Grant Thornton LLP as Allscripts-Misys’ independent registered public accounting firm for the purpose of Grant Thornton LLP completing its review of Allscripts-Misys’ Form 10-Q for the quarterly period ended September 30, 2008, which contained only the financial results of Allscripts Healthcare Solutions, Inc. since the quarterly period ended prior to the completion of the reverse acquisition and (ii) formally engage PricewaterhouseCoopers LLP to be the independent registered public accounting firm for Allscripts-Misys for the fiscal year ending May 31, 2009. PricewaterhouseCoopers LLP was the independent auditors that audited MHS’ financial statements for the fiscal years ended May 31, 2008, 2007 and 2006. Effective as of immediately after the November 10, 2008 filing of Allscripts-Misys’ Form 10-Q for the quarterly period ended September 30, 2008, Grant Thornton LLP was dismissed as Allscripts-Misys’ independent registered public accounting firm by the audit committee of Allscripts-Misys. Grant Thornton LLP’s reports on Allscripts’ financial statements for the most recent fiscal years ended December 31, 2007, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during Allscripts’ two most recent fiscal years and through the date of this report, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Allscripts-Misys has provided Grant Thornton LLP with a copy of the foregoing disclosures and requested that Grant Thornton LLP furnish a letter addressed to the United States Securities and Exchange Commission stating whether it agreed with the above statements made by Allscripts-Misys. A copy of such letter, dated November 17, 2008, is filed as Exhibit 16.1 to this Form 8-K/A, and is incorporated herein by reference. Allscripts-Misys also provided Grant Thornton LLP with a copy of the Item 4.01 disclosures set forth in the Original 8-K and requested that Grant Thornton LLP furnish a letter addressed to the United States Securities and Exchange Commission stating whether it agreed with such statements made by Allscripts-Misys in the Original 8-K. A copy of such letter, dated October 17, 2008, was filed as Exhibit 16.1 to the Original 8-K.

(b) As noted above in Item 4.01(a), on October 17, 2008, the audit committee of Allscripts-Misys formally engaged PricewaterhouseCoopers LLP to be the independent registered public accounting firm for Allscripts-Misys for the fiscal year ending May 31, 2009. PricewaterhouseCoopers LLP was the independent registered public accounting firm that audited MHS’ financial statements for the fiscal years ended May 31, 2008, 2007 and 2006. During the fiscal years ended December 31, 2007 and 2006, and during the transition period through October 17, 2008, Allscripts did not consult with PricewaterhouseCoopers LLP in regards to Allscripts’ financial statements, which were audited by Grant Thornton LLP, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on the Allscripts’ financial statements or the type of audit opinion that might be rendered on Allscripts’ financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended May 31, 2008 and 2007, and during the transition period through October 17, 2008, MHS did consult with PricewaterhouseCoopers LLP, as its independent auditors, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; and (ii) the type of audit opinion that was rendered on the MHS’ financial statements or the type of audit opinion that might be rendered on MHS’ financial statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are included with this Report:

Exhibit 16.1	Letter from Grant Thornton LLP to the SEC, dated November 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: November 17, 2008	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit 16.1	Letter from Grant Thornton LLP to the SEC, dated November 17, 2008.